SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

Bio-Technology General Corp.

(Exact name of issuer as specified in its charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey		08816
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

None.

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)                                  Exhibits.

99.1                         Press release issued by Bio-Technology General Corp. on May 1, 2003.

99.2                           Script of the presentation made by Dr. Sim Fass in a conference call discussing Bio-Technology General Corp.'s earnings results for the quarter ended March 31, 2003.

ITEM 9.                                                     REGULATION FD DISCLOSURE.

On May 1, 2003, Bio-Technology General Corp. announced its financial results for the three months ended March 31, 2003.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  The information contained in this report on Form 8-K is being furnished pursuant to “Item 12.  Results of Operations and Financial Condition” under Item 9 of Form 8-K, as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

Filed herewith as Exhibit 99.2 is the script of the presentation made by Dr. Sim Fass in a conference call discussing Bio-Technology General Corp.'s earnings results for the quarter ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNOLOGY GENERAL CORP.
(Registrant)

By:	/s/ Whitney K. Stearns, Jr.
Whitney K. Stearns, Jr.
Senior Vice President—Chief Financial Officer and Treasurer

Dated: May 1, 2003